Government Grants	6 Months Ended
Jun. 30, 2020
Disclosure Of Government Grants [Abstract]
Government Grants
13.	Government Grants

For the quarter and six months ended June 30, 2020, the Company recognized $2,945 of government grants in connection with the Canada Emergency Wage Subsidy program, a new subsidy program created by the Government of Canada in 2020 in response to the COVID-19 pandemic. These grants were recorded as a reduction of salaries expense and other related charges and are recognized as follows in the consolidated statement of operations:

Cost of sales and other production expenses	$278
Research and development expenses	2,084
Administration, selling and marketing expenses	583
Total	$2,945

Of the total subsidy recognized in 2020, $2,174 was outstanding and included in tax credits and government grants receivable at June 30, 2020.